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                                                                   Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report of Moro Corporation, (the "Company") on Form 10-QSB for the period ended September 30, 2002 (the "Report"), I, David W. Menard, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ David W. Menard
                                          ------------------
                                             David W. Menard
                                             Chief Executive Officer and
                                               Chief Financial Officer
Date: November 14, 2002